Exhibit (g)(1)(a)

1801 California St., Suite 5200 Denver, Colorado 80202 (720) 493-4256

May 1, 2017

State Street Bank and Trust Company

Channel Center

1 Iron Street

Boston, MA 02210

Attention: Gregory V. Nikiforow, Vice President

Re:	Master Custodian and Fund Accounting Agreement

Ladies and Gentlemen:

Reference is made to a Master Custodian and Fund Accounting Agreement dated January 1, 2011, as amended (the “Custodian Agreement”) by and among each registered investment management company party thereto (referred to therein as a “Fund”) and State Street Bank and Trust Company (“State Street”).

In accordance with Section 19.6, the Additional Portfolios provision, of the Custodian Agreement, the undersigned hereby requests that State Street act as Custodian for each separate series of each Fund as listed on Appendix A-1 attached hereto (“Portfolios”) under the terms of the Custodian Agreement. In connection with such request, the undersigned hereby confirms to you, as of the date hereof, its representations and warranties set forth in Section 19.7 of the Custodian Agreement.

Kindly indicate your acceptance of the foregoing by executing two (2) copies of this letter agreement, returning one and retaining one for your records.

Sincerely,

Transamerica Funds
Transamerica Series Trust
Transamerica Partners Portfolios
Transamerica Partners Funds Group
Transamerica Partners Funds Group II
Transamerica Asset Allocation Variable Funds
Transamerica Small Company Growth Liquidating Trust
Transamerica Global Allocation Liquidating Trust
Transamerica Arbitrage Strategy Liquidating Trust

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Vice President and Chief Investment Officer, Advisory Services

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Gunjan Kedia
Name:	Gunjan Kedia
Title:	Executive Vice President, Duly Authorized

Effective Date: May 1, 2017

Exhibit (g)(1)(a)

APPENDIX A - 1

As of May 1, 2017

TRANSAMERICA FUNDS
FUND NAME
Clear Track 2015
Clear Track 2020
Clear Track 2025
Clear Track 2030
Clear Track 2035
Clear Track 2040
Clear Track 2045
Clear Track 2050
Clear Track Retirement Income
Transamerica Asset Allocation – Conservative Portfolio
Transamerica Asset Allocation – Growth Portfolio
Transamerica Asset Allocation – Intermediate Horizon
Transamerica Asset Allocation – Long Horizon
Transamerica Asset Allocation – Moderate Growth Portfolio
Transamerica Asset Allocation – Moderate Portfolio
Transamerica Asset Allocation – Short Horizon
Transamerica Balanced II
Transamerica Bond
Transamerica Capital Growth
Transamerica Concentrated Growth
Transamerica Core Bond
Transamerica Developing Markets Equity
Transamerica Dividend Focused
Transamerica Dynamic Allocation
Transamerica Dynamic Income
Transamerica Emerging Markets Debt
Transamerica Emerging Markets Equity
Transamerica Event Driven
Transamerica Flexible Income
Transamerica Floating Rate
Transamerica Global Equity
Transamerica Global Long/Short Equity
Transamerica Global Multifactor Macro
Transamerica Global Real Estate Securities
Transamerica Growth
Transamerica Government Money Market
Transamerica High Quality Bond
Transamerica High Yield Bond
Transamerica High Yield Muni
Transamerica Inflation Opportunities
Transamerica Inflation-Protected Securities
Transamerica Intermediate Bond
Transamerica Intermediate Muni (formerly, Transamerica Enhanced Muni)
Transamerica International Equity
Transamerica International Equity Opportunities
Transamerica International Small Cap
Transamerica International Small Cap Value
Transamerica Large Cap Value
Transamerica Large Core
Transamerica Large Growth
Transamerica Large Value Opportunities
Transamerica Long/Short Strategy
Transamerica Managed Futures Strategy
Transamerica Mid Cap Growth (formerly, Transamerica Multi-Cap Growth)

Exhibit (g)(1)(a)

Transamerica Mid Cap Value
Transamerica Mid Cap Value Opportunities
Transamerica MLP & Energy Income
Transamerica Multi-Cap Growth
Transamerica Multi-Managed Balanced
Transamerica Multi-Manager Alternative Strategies Portfolio
Transamerica Short-Term Bond
Transamerica Small Cap Core
Transamerica Small Cap Growth
Transamerica Small Cap Value
Transamerica Small/Mid Cap Value
Transamerica Strategic High Income
Transamerica Total Return
Transamerica Unconstrained Bond
Transamerica US Growth

TRANSAMERICA SERIES TRUST

Fund Name
Transamerica AB Dynamic Allocation VP
Transamerica Aegon Government Money Market VP
Transamerica Aegon High Yield Bond VP
Transamerica Aegon U.S. Government Securities VP
Transamerica American Funds Managed Risk VP
Transamerica Asset Allocation – Conservative VP
Transamerica Asset Allocation – Growth VP
Transamerica Asset Allocation – Moderate Growth VP
Transamerica Asset Allocation – Moderate VP
Transamerica Barrow Hanley Dividend Focused VP
Transamerica BlackRock Equity Smart Beta 100 VP
Transamerica BlackRock Global Allocation Managed Risk – Balanced VP
Transamerica BlackRock Global Allocation Managed Risk – Growth VP
Transamerica BlackRock Global Allocation VP
Transamerica BlackRock Smart Beta 50 VP
Transamerica BlackRock Smart Beta 75 VP
Transamerica BlackRock Tactical Allocation VP
Transamerica Clarion Global Real Estate Securities VP
Transamerica International Equity Index VP
Transamerica International Moderate Growth VP
Transamerica Janus Balanced VP
Transamerica Janus Mid-Cap Growth VP
Transamerica Jennison Growth VP
Transamerica JPMorgan Core Bond VP
Transamerica JPMorgan Enhanced Index VP
Transamerica JPMorgan Mid Cap Value VP
Transamerica JPMorgan Tactical Allocation VP
Transamerica Legg Mason Dynamic Allocation – Balanced VP
Transamerica Legg Mason Dynamic Allocation – Growth VP
Transamerica Madison Balanced Allocation VP
Transamerica Madison Conservative Allocation VP
Transamerica Madison Diversified Income VP
Transamerica Managed Risk – Balanced ETF VP
Transamerica Managed Risk – Conservative ETF VP
Transamerica Managed Risk – Growth ETF VP

Exhibit (g)(1)(a)

Transamerica Market Participation Strategy VP
Transamerica MFS International Equity VP
Transamerica Morgan Stanley Capital Growth VP
Transamerica Multi-Managed Balanced VP
Transamerica Multi-Manager Alternative Strategies VP
Transamerica PIMCO Tactical – Balanced VP
Transamerica PIMCO Tactical – Conservative VP
Transamerica PIMCO Tactical – Growth VP
Transamerica PIMCO Total Return VP
Transamerica PineBridge Inflation Opportunities VP
Transamerica ProFund UltraBear VP
Transamerica QS Investors Active Asset Allocation – Conservative VP
Transamerica QS Investors Active Asset Allocation – Moderate Growth VP
Transamerica QS Investors Active Asset Allocation – Moderate VP
Transamerica Small/Mid Cap Value VP (formerly, Transamerica Systematic Small/Mid Cap Value VP)
Transamerica T.Rowe Price Small Cap VP
Transamerica Torray Concentrated Growth VP (formerly, Transamerica BNP Paribas Large Cap Growth VP)
Transamerica TS&W International Equity VP
Transamerica U.S. Equity Index VP
Transamerica WMC US Growth VP (formerly, Transamerica WMC Diversified Growth VP)
Transamerica WMC US Growth II VP (formerly, Transamerica WMC Diversified Growth II VP)

Exhibit (g)(1)(a)

TRANSAMERICA PARTNERS PORTFOLIOS

Fund Name

Transamerica Partners Balanced Portfolio
Transamerica Partners Government Money Market Portfolio
Transamerica Partners Large Value Portfolio

TRANSAMERICA PARTNERS FUNDS GROUP

Fund Name

Transamerica Institutional Asset Allocation – Intermediate Horizon
Transamerica Institutional Asset Allocation – Intermediate/Long Horizon
Transamerica Institutional Asset Allocation – Long Horizon
Transamerica Institutional Asset Allocation – Short Horizon
Transamerica Institutional Asset Allocation – Short/Intermediate Horizon
Transamerica Partners Balanced
Transamerica Partners Government Money Market
Transamerica Partners Large Value

TRANSAMERICA PARTNERS FUNDS GROUP II

Fund Name

Transamerica Asset Allocation – Intermediate Horizon
Transamerica Asset Allocation – Intermediate/Long Horizon
Transamerica Asset Allocation – Long Horizon
Transamerica Asset Allocation – Short Horizon
Transamerica Asset Allocation – Short/Intermediate Horizon
Transamerica Partners Institutional Balanced
Transamerica Partners Institutional Government Money Market
Transamerica Partners Institutional Large Value

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

Fund Name

Transamerica Asset Allocation – Intermediate Horizon Subaccount
Transamerica Asset Allocation – Intermediate/Long Horizon Subaccount
Transamerica Asset Allocation – Short Horizon Subaccount

Transamerica Small Company Growth Liquidating Trust

Transamerica Global Allocation Liquidating Trust

Transamerica Arbitrage Strategy Liquidating Trust